Conservative Allocation Portfolio
Schedule of Investments (unaudited)
As of September 30, 2023
The portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The portfolio’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
	Shares	Market Value ($000)
Investment Companies (100.0%)
U.S. Stock Funds (23.9%)
Vanguard Variable Insurance Funds—Equity Index Portfolio	1,624,104	88,562
Vanguard Extended Market Index Fund Admiral Shares	136,833	14,881
		103,443
International Stock Fund (15.9%)
Vanguard Total International Stock Index Fund Admiral Shares	2,396,544	68,877
U.S. Bond Fund (42.1%)
Vanguard Variable Insurance Funds—Total Bond Market Index Portfolio	18,321,913	182,486
International Bond Fund (18.1%)
Vanguard Total International Bond Index Fund Admiral Shares	4,113,657	78,571
Total Investment Companies (Cost $480,660)		433,377
Temporary Cash Investments (0.0%)
Money Market Fund (0.0%)
[1] Vanguard Market Liquidity Fund, 5.391% (Cost $—)	3	—
Total Investments (100.0%) (Cost $480,660)		433,377
Other Assets and Liabilities—Net (0.0%)		(70)
Net Assets (100%)		433,307
Cost is in $000.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

A. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.
B.  Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
At September 30, 2023, 100% of the market value of the portfolio's investments was determined based on Level 1 inputs.
C.  Transactions during the period in affiliated underlying Vanguard funds were as follows:
		Current Period Transactions
	Dec. 31, 2022 Market Value ($000)	Purchases at Cost ($000)	Proceeds from Securities Sold ($000)	Realized Net Gain (Loss) ($000)	Change in Unrealized App. (Dep.) ($000)	Income ($000)	Capital Gain Distributions Received ($000)	Sep. 30, 2023 Market Value ($000)
Vanguard Extended Market Index Fund	15,687	733	2,861	1,078	244	154	—	14,881
Vanguard Market Liquidity Fund	17	NA1	NA1	—	—	2	—	—
Vanguard Total International Bond Index Fund	76,631	5,110	3,795	23	602	1,060	—	78,571
Vanguard Total International Stock Index Fund	70,651	6,438	10,632	926	1,494	1,318	—	68,877
Vanguard Variable Insurance Funds—Equity Index Portfolio	87,074	10,531	16,196	3,932	3,221	1,350	2,991	88,562
Vanguard Variable Insurance Funds—Total Bond Market Index Portfolio	181,747	17,052	9,692	4	(6,625)	4,548	—	182,486
Total	431,807	39,864	43,176	5,963	(1,064)	8,432	2,991	433,377
1	Not applicable—purchases and sales are for temporary cash investment purposes.